UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported February 6, 2008)

Sea Containers Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

As previously disclosed, the Determinations Panel of the United Kingdom Government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) determined to issue Financial Support Directions (“FSDs”) to the Company in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”). On February 6, 2008, the Company issued a press release announcing a settlement with the Trustees of the 1983 Scheme and the 1990 Scheme in connection with the FSDs, claims asserted by the Trustees in the U.S. Chapter 11 bankruptcy case, and other matters. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1                           Press Release Issued February 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Laura Barlow
	Name:	Laura Barlow
	Title:	Chief Financial Officer
and Chief Restructuring Officer

Date: February 8, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Issued February 6, 2008.